EXHIBIT 32.2
CERTIFICATIONS PURSUANT TO
18 U.S.C. SECTION 1350
In connection with the Annual Report of Cytec Industries Inc. (the “Company”) on Form10-K for the period ended December 31, 2014 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Daniel G. Darazsdi, Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Daniel G. Darazsdi
Daniel G. Darazsdi
Vice President and
Chief Financial Officer
February 23, 2015
This certification is being furnished to the Securities and Exchange Commission as an Exhibit to the Form 10-K and shall not be considered filed as part of the Form 10-K.